SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 28, 1996


                        Aetna Life and Casualty Company
            (Exact name of registrant as specified in its charter)



       Connecticut             001-05704                  06-0843808
(State or other               (Commission               (IRS Employer
 jurisdiction of              File Number)            Identification No.)
 incorporation)

                           151 Farmington Avenue
                                Hartford, CT                 06156
                           (Address of principal           (Zip Code)
                              executive offices)

       Registrant's telephone number, including area code 860-273-0123


                                Not Applicable
        (Former name or former address, if changed since last report)


Item 5.        Other Information.

Standard & Poor's announced on July 16, 1996 that it had lowered the claims paying rating of Aetna Life Insurance Company from A+ to A and had lowered the claims paying rating of Aetna Life Insurance and Annuity Company from AA to AA-. Standard & Poor's affirmed the senior debt and commercial paper ratings of Aetna Life and Casualty Company and removed Aetna's ratings from credit watch.

As of June 28, 1996, Aetna Life and Casualty Company entered into a $2,500,000,000 Credit Agreement. A copy of the Credit Agreement is attached hereto as Exhibit 1, which exhibit is incorporated herein by reference.



Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

(c) Exhibits.

1. $2,500,000,000 Credit Agreement dated as of June 28, 1996 among Aetna Life and Casualty Company, as Borrower, Aetna Inc., as Guarantor,
         The Banks Listed therein and Morgan Guaranty Trust Company of New York, as Administrative Agent


                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Aetna Life and Casualty Company


Date:  July 16, 1996                         By: /s/ Robert J. Price
                                                 ---------------------------
                                             Name:  Robert J. Price
                                             Title: Vice President and
                                                    Corporate Controller
                                                    (Chief Accounting
                                                    Officer)